PRESIDENTIAL LIFE INSURANCE COMPANY
                PRESIDENTIAL VARIABLE ACCOUNT ONE
____________________________________________________________

                SUPPLEMENT TO PRESIDENTIAL ICAPII
                 PROSPECTUS DATED APRIL 28, 1995




Effective February 29, 1996, the Convertible Securities Portfolio was renamed the Growth and Income Portfolio.


Delete the fifth paragraph in the section entitled "Equity Portfolios" on page 10 and replace with the following:

Growth and Income Portfolio seeks high current income and long-term capital appreciation. This Portfolio will invest primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. This Portfolio may also engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.



Date: March 6, 1996



















        Please keep this Supplement with your Prospectus